________________________________________________________________________________

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): MAY 25, 2005
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                        EMPIRE FINANCIAL HOLDING COMPANY
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             (Exact Name of Registrant as Specified in its Charter)


          FLORIDA                       001-31292               56-3627212
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 (State or Other Jurisdiction     (Commission File No.)       (IRS Employer
       of Incorporation                                     Identification No.)


          2170 WEST STATE ROAD 434, SUITE 100, LONGWOOD, FLORIDA 32779
          ------------------------------------------------------------
                     (Address of Principal Executive Office)


       Registrant's Telephone Number, Including Area Code: (407) 774-1300
                                                           --------------
________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR
          STANDARD; TRANSFER OF LISTING.

          On May 25, 2005, Empire Financial Holding Company received notice (the AMEX Notice") from the staff of the American Stock Exchange ("AMEX") indicating that we did not satisfy certain AMEX standards, including Section 1003(a)(ii) of the AMEX Company Guide because our stockholders' equity is less than $4 million and we have sustained losses from continuing operations and/or net losses in three of our four most recent fiscal years and also Section 301 of the AMEX Company Guide because we did not file an application for the listing of additional shares of our common stock, including, without limitation, 340,500 shares that we issued to certain employees and to a company with which we had a business relationship, as disclosed in our Annual Report on Form 10-KSB for the year ended December 31, 2004, and we did not receive notification from the AMEX that the securities had been approved for listing.

          In addition, we had previously received notice from the staff of the AMEX, in a letter dated May 12, 2004, indicating that we did not satisfy certain AMEX standards, including Section 1003(a)(i) of the AMEX Company Guide, in that our stockholders' equity is less than $2 million and we have sustained losses from continuing operations and/or net losses in two of our three most recent fiscal years. In June and July 2004, we submitted a plan to the AMEX, advising AMEX of the actions we have taken, or will take, that would bring us into compliance with the applicable listing standards. AMEX accepted the plan in July 2004 and gave us until November 12, 2005 to regain compliance with the continued listing standards.

          In order to maintain listing of our Common Stock on AMEX, we were required to submit all documentation pertaining to the listing of additional shares by June 1, 2005 (which we have done) and submit a revised plan no later than June 8, 2005, advising AMEX of the actions we have taken, or will take, that would bring us into compliance with the applicable listing standards. If we do not submit the revised plan, submit a revised plan that is not acceptable to AMEX or are not in compliance with all continued listing standards by November 12, 2005, or do not make progress consistent with the revised plan during this period, AMEX may initiate delisting proceedings with respect to our Common Stock.

          We intend to submit a revised compliance plan to AMEX. Our Common Stock continues to trade on AMEX. If our shares of common stock are de-listed, this may have an adverse effect on the trading market of our common stock.

          AMEX has placed the indicator .BC after our stock symbol, EFH, which will remain in effect until AMEX has determined that we are in compliance with applicable continuing listing standards.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

          (a) Financial Statements of Business Acquired.

              Not applicable.

          (b) Pro Forma Financial Information

              Not applicable.

          (c) Exhibits.

              Exhibit 99.1 - Press Release of Empire Financial Holding Company,
                             dated June 1, 2005, regarding receipt of notice of non-satisfaction of American Stock Exchange listing standards.


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        EMPIRE FINANCIAL HOLDING COMPANY



Date:  June 1, 2005                     By: /s/ Donald A. Wojnowski Jr.
                                            ---------------------------
                                            Donald A. Wojnowski Jr.
                                            President


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

                                INDEX TO EXHIBITS


Exhibit No.         Exhibit Title
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   99.1             Press Release of Empire Financial Holding Company, dated
                    June 1, 2005, regarding receipt of notice of non-satisfaction of American Stock Exchange listing standards.


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